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                                                                   EXHIBIT 10.15

                            PATENT LICENSE AGREEMENT
                                 This Agreement
                          (hereinafter the "Agreement")
                     is made this 10th day of October, 2005
                        (hereinafter "Date of Agreement")

                                 by and between

                           Hormos Medical Corporation

   a corporation duly organized and existing under the laws of the Republic of Finland, located at PharmaCity, Itainen Pitkakatu 4, FIN-20520 Turku, Finland.

                             (hereinafter "Hormos")

                                       and

                                Orion Corporation
                                  ORION PHARMA

            a corporation duly organized and existing under the laws of the Republic of Finland, located at Orionintie 1, P.O. Box 65, FIN-02101,
                                 Espoo, Finland

                              (hereinafter "Orion")

WHEREAS, *******, *******, *******, *******, ******* and ******* made an invention with application to the prevention and treatment of osteoporosis, for which patent application number ** **** entitled "******" was filed in the United Kingdom Patent and Trademark Office on ******* (hereinafter "U.K Patent Application") and patent applications corresponding to the U.K. Patent Application, which are listed on Appendix A hereto, have been filed, and to date seven patents has resulted therefrom, as identified in said Appendix;

WHEREAS, by means of written assignments and the laws of Finland, Orion has acquired all the rights, title and interests of Dr. *******, Dr. *******, ******* and *******, whereas Hormos acknowledges that it has acquired all the rights, title and interests of ******* and ******* in the U.K. Patent Application and any corresponding patent applications and any patents resulting therefrom or corresponding thereto;

WHEREAS, Orion and Tess Diagnostics and Pharmaceuticals, Inc. from USA (hereinafter "Tess") entered into a Patent License and Technical Assistance Agreement, dated 28th day of April 1998 (hereinafter the "Tess Agreement"), with respect to the prevention and treatment of osteoporosis;

WHEREAS, Tess and Hormos subsequently entered into the License, Sub-license and Research and Co-development Agreement, dated May 24th 1998, in order to form a consortium to co-develop a commercially viable pharmaceutical product for the prevention and treatment of osteoporosis by exercising the claims of U.K. Patent Application (as defined in such Agreement) and any corresponding patent applications and patents resulting therefrom;

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WHEREAS, Hormos wishes to further pursue the development of the Product (as defined herein below);

WHEREAS, Tess has transferred and assigned the Tess Agreement to Hormos with any and all rights and obligations arising therefrom and Orion has given its consent to the transfer of the Tess Agreement, on the terms and conditions of the Assignment Agreement of even date herewith December 5, 2002, by and between Tess, Hormos and Orion, and as of such date Orion and Hormos, in place of Tess, are parties to the Tess Agreement. By the execution of this Agreement Orion and Hormos desire with this Agreement to supersede and replace the Tess Agreement as of the Date of Agreement, with the express agreement of Orion and Hormos that such replacement of the Tess Agreement by this Agreement shall in no way affect Hormos obligations and undertakings under the Assignment Agreement;

WHEREAS, Hormos has been developing ospemifene for certain additional indications identified herein, and Orion has granted new licenses in order to enable Hormos to develop and commercialize ospemifene with regard to such new therapeutic indications as are defined hereinafter, and accordingly the Parties have 5 December, 2002 entered into a patent license agreement concerning the above referred to matters, which they now wish to replace with this agreement;

Now, therefore, the Parties agree as follows in consideration of the promises and the mutual covenants and agreements contained herein:

1.    DEFINITIONS

      As used in this Agreement, the following terms shall carry the meanings set forth below:

1.1   "Affiliated Company" shall mean:

(a) any organization or business entity of which fifty percent (50%)or more of the voting stock is controlled or owned directly or indirectly by Hormos or Orion, as the case may be;

(b) any organization or business entity which directly or indirectly owns or controls fifty percent (50%) or more of the voting stock of Hormos or Orion, as the case may be;

(c) any organization or business entity, the majority ownership of which is directly or indirectly common to, or commonly owned or controlled by the majority ownership of Hormos or Orion, as the case may be;

1.2   "Licensee" shall mean Hormos;

1.3   "Licensor" shall mean Orion;

1.4 "Net Sales" shall mean gross sales of the Product(s) invoiced by Hormos or an Affiliated Company on such sales, less custom charges, duties and taxes (including but not limited to "VAT" and other turnover taxes) less delivery, shipping and transportation costs, less credits or allowance on account of rejections or returns of Product(s) previously sold and less trade discounts. Product(s) shall be deemed to have been sold when invoiced. If Hormos sublicenses the manufacture and/or sale of Product(s) to any third party, then the royalty payable to Orion hereunder, shall be based on the Net Sales of such Hormos sublicensee less any deduction, if applicable, defined hereinabove;

1.5 "Orion's Documentation" means Orion's dossier relating solely to Ospemifene for Osteoporosis Indication, including its Finnish IND information and applicable chemistry, pharmacological and

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      safety data relating thereto;

1.6 "Orion's Patent Rights" means Orion's share of the rights, title and interest in the Patents and Patent Applications, as defined herein;

1.7   "Ospemifene" shall mean ****** *****;

1.8. "Triphenylethylenes Patents" shall mean any patent applications and any valid and enforceable patents that are filed or granted in any country of the world as described in European Patent Specification ****** and based on the United Kingdom priority patent application filed on September 7, 1994 (******, hereinafter "Triphenylethylenes Priority Patent Application") entitled "******" or based on any corresponding patent applications filed in any country or territory, or based on any divisionals, continuations, continuations-in-part, reissues, re-examinations, or extensions of any of the foregoing (including "patent term restorations" periods granted under applicable laws in a given country);

1.9 "Cholesterol Patents" shall mean any patent applications and any valid and enforceable patents that are filed or granted in any country of the world as described in European Patent Specification ***** (as further identified in Appendix B) and based on the United Kingdom priority patent application filed on March 4, 1996 (*****, hereinafter "Cholesterol Priority Patent Application", as further identified in Appendix 2) entitled "*****" or based on any corresponding patent applications filed in any country or territory, or based on any divisions, continuations, continuations-in-part, reissues, re-examinations, or extensions of any of the foregoing (including "patent term restorations" periods granted under applicable laws in a given country);

1.10. "Patents" shall mean both Triphenylethylenes Patents and Cholesterol Patents;

1.11 "Patent Applications" means any filed but not granted patent application for Triphenylethylenes Patents or Cholesterol Patents based on Triphenylethylenes Priority Patent Application or Cholesterol Priority Patent Application and all divisionals, continuations, or continuations-in-part thereof;

1.12 "Product(s)" herein shall mean any pharmaceutical product containing Ospemifene as its sole active ingredient;

1.13 "Term" means the duration for which this Agreement shall remain in effect which shall be 15 years from the Date of Agreement, or until the last of any of the issued Patents expires (expiration to include any applicable patent term restoration or extension that may be allowed) or is finally adjudged invalid and unenforceable by a competent court or tribunal, whichever is longer;

1.14 "Atrophy" shall mean urogenital atrophy in women, including vaginal atrophy;

1.15  "Atrophy Indication" shall mean prevention and treatment of Atrophy;

1.16 "Osteoporosis Indication" shall mean prevention and treatment of osteoporosis in women;

1.17 "Cholesterol Indication" shall mean the reduction of serum total cholesterol in women treated with Ospemifene;

1.18 "Confidential Information" shall mean all information, documentation, samples and data relating to

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      Ospemifene and/or the Orion Documentation and all other Orion products, the business affairs, trade secrets and other activities of Orion and/or its Affiliates, whether disclosed or made available prior to, or after the Date of Agreement or by or on behalf of Orion and/or Tess, (whether orally or in writing or any other medium. Any and all information, documentation, samples and data relateing to Ospemifene and/or Orion Documentation shall be deemed included within the scope of Confidential Information regardless of whether it is identified as confidential or not, whereas any information related to all other Orion products, the business affairs, trade secrets and other activities of Orion shall be deemed included within the scope of Confidential Information if it is expressly stated to be confidential.

2.    GRANTS

2.1 During the Term, Orion hereby grants to Hormos, only with respect to (I) the Osteoporosis Indication, (II) the Atrophy Indication and (III) the Cholesterol Indication, any and all rights that it has under the Triphenylethylenes Patents and any and all rights granted to it as a result of a Triphenylethylenes Priority Patent Application to develop, manufacture, promote market and sell Product(s) by itself or to have done on behalf of Hormos, including the right to grant sublicences, subject to the terms and conditions of this Agreement.

2.2 Subject to clause 2.2.1, during the Term, Orion hereby grants to Hormos with respect to the Cholesterol Indication only any and all rights that it has under and the Cholesterol Patents and any and all rights granted to it as a result of a the Cholesterol Priority Patent Application to develop, manufacture, promote market and sell Product(s) by itself or to have done on behalf of Hormos, including the right to grant sublicences.

2.2.1 The rights and licenses pursuant to clause 2.2 are contingent upon ****** giving, where required under laws of a particular jurisdiction, his written consent, as a co-owner of the Cholesterol patents and rights based on the Cholesterol Priority Patent Application, to the license to Hormos.

      Hormos acknowledges that as the Date of Agreement, ****** has not given such consent. Orion makes no representation and gives no warranty when, or if at all, ****** will give such consent. To the extent
      Hormos desires to exercise the contingent license set forth in clause 2.2, then it shall be Hormos' sole responsibility and obligation to cause ****** to give such written consent(s) to Orion, and Orion shall have no obligation in this regard. Hormos agrees that lack of such consent by ****** may not be deemed a breach of this Agreement by Orion.

2.3 Having granted any and all of its rights defined in section 2.1 and, subject to section 2.2.1, in section 2.2 to Hormos, Orion shall not grant the same rights to a third party and shall not itself exercise any such rights, unless pursuant to the terms of this or a separate agreement between Orion and Hormos.

2.4 Except for the rights granted in clause 2.1 and 2.2 above, nothing contained herein shall give or be deemed to give or grant Hormos any license or rights to any existing or future Orion patents or other intellectual property rights.

2.5 Hormos shall have the right to sublicense its rights received under this Agreement to any third party or parties. Hormos shall notify Orion within fifteen (15) days after execution of an agreement between Hormos and its sublicensee. No sublicense shall relieve Hormos of any of its obligations or commitments under this Agreement and Hormos shall cause its Affiliated Companies and sublicensees to comply with all of Hormos obligations and commitments under this Agreement.

      Hormos shall remain jointly and severally liable to Orion with its Affiliated Companie(s) and sublicensees for performance of Hormos' obligations under this Agreement. Hormos shall be responsible for complying and ensuring that such of its Affiliated Companies and sublicensees, as applicable, comply with all relevant laws, regulations and requirements relating to the importation, packaging, distribution, marketing, promotion, sale and use of Product

3.    ORION DOCUMENTATION

3.1 To the best of Orion's management's belief as of the Date of Agreement, Orion has prior to the Date of Agreement provided Hormos with all material Orion Documentation which is available to and disclosable by Orion. Consequently, Orion will have no obligation to provide any additional data, documentation or information to Hormos, its Affiliated Company or sublicensee(s). However, Orion gives no warranty that additional Orion Documentation in existence prior to the Date of Agreement may not in fact prove to exist and/or become available to and disclosable by Orion. Should any such additional Orion Documentation become available to and disclosable by Orion, then Orion shall without undue delay provide Hormos with a copy of same.

      Hormos shall, for the sole purpose of, and in accordance with the terms and conditions of this Agreement and subject to clause 3.2, have the right at its own sole risk and responsibility to utilize Orion's Documentation disclosed to it as it sees fit for product development, marketing approval and Product registration purposes, provided that Hormos shall not be authorized to use Orion's name in connection with any such permitted use thereof, unless prior written consent of Orion is first obtained, and further, unless laws or regulatory requirements make it mandatory that Orion's name be disclosed, in which case Hormos shall first inform Orion of this requirement and use Orion's name only to the extent required to comply with same.

3.2 Hormos shall not disclose Confidential Information to any third parties or otherwise use such Confidential Information, except to the extent such use or disclosure is expressly permitted by the terms of this Agreement, or required or reasonably necessary for proper performance of this Agreement, or the proper exercise of its rights under this Agreement. By way of example, Hormos or its Affiliated Companies may disclose Orion's Confidential Information to potential sublicensees under confidentiality obligations no less stringent that those contained herein to the extent necessary to evaluate Ospemifene and its scientific and commercial viability or to health or regulatory authorities to the extent necessary to comply with any laws applicable to it as distributor of Product therein or in order to obtain marketing authorization for a Product.

      Hormos and its Affiliated may divulge Confidential Information to only those of its, and its Affiliates' employees and such permitted independent contractors, agents or other third parties who have a bona fide "need to know" to permit Hormos to properly perform its obligations or exercise their rights under this Agreement, provided such persons are first bound by confidentiality undertakings that are materially no less stringent than, and consistent with Hormos' confidentiality obligations hereunder.

      Hormos' confidentiality undertakings pursuant to this Clause 3.2 shall not apply to any Confidential Information:

      (a) which at the time of disclosure is or later has come into the public domain by publication or otherwise through no fault of Hormos; or

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      (b)   is disclosed to Hormos by a third party (other than Tess or any of its directors, employees or shareholders) who was under no obligation of confidentiality, directly or indirectly, to Orion, or to any customer, distributor, agent, licensee or affiliate of Orion; or

      (c) is required to be disclosed under law or by order of a court of competent jurisdiction, provided, however, that Orion is granted due advance notice of such a requirement in order to be able to contest the same and then only to the minimum extent of disclosure so required.

      (d) which has been independently conceived or developed by Hormos without exploiting Confidential Information.

      Hormos shall have the burden of proof as to any claimed exception from confidentiality and non-use.

      The confidentiality obligations under this Clause 3.2 shall remain in effect during the Term and for twenty (20) years thereafter.

4.    PROSECUTION OF PATENT APPLICATIONS AND MAINTENANCE OF PATENTS

4.1 Subject to ******'s and ******'S rights and obligations with respect to the prosecution of Patent Applications and maintenance of Patents, it is specifically agreed between Orion and Hormos that Orion shall be responsible for the prosecution of the Patent Applications listed on Appendices A and B hereto, and shall be responsible for the maintenance of any and all Triphenylethylenes and Cholesterol Patents in countries set out in Appendices A and B and to apply for appropriate supplementary protection certificates where available.

4.2. Upon Hormos' request, such request to be made no more than twice in each calendar year, Orion shall provide Hormos with a brief status report of the prosecution of pending Patent Applications. Orion shall also notify Hormos upon the granting of each Patent within two (2) months from the grant of same.

4.3 In the event that Orion decides not to prosecute a Patent Application through issuance of a Patent or not to maintain a Patent, such decision to be at the sole discretion of Orion, Hormos shall have the right of first refusal to be assigned such Patent Application or Patents, under a separate assignment agreement to be negotiated by Orion and Hormos, which agreement shall provide that Hormos shall reimburse Orion for Orion's total costs of prosecuting the Patent Application, as well as patent maintenance fees, if applicable, up to the date of the assignment, and in consideration for the assignment, Hormos shall pay Orion, on a country by country basis, ***% running royalty of Net Sales of Products by Hormos, its Affiliated Company and/or its third party sublicensees. Said royalty shall be payable instead of the royalty set forth in Clause 5.1 (a) herein below.

4.4 Each of Orion and Hormos shall promptly inform the other in writing of any infringement of Patents by a third party which may come to its attention and shall provide the other with any information in its possession relating to such infringement. Hormos shall have the first right to prosecute infringers to the extent the infringement concerns Hormos' herein agreed rights to Patents at its own cost and expense. Orion shall reasonably cooperate with Hormos, at Hormos's expense, in connection therewith.

      If within ninety (90) days after having been notified of any alleged infringement, Hormos has been unsuccessful in persuading the alleged infringer to desist and has not brought, and is not diligently maintaining an infringement action or if Hormos notifies Orion at any time prior thereto of its intention not to bring suit against any alleged infringer, then Orion may, but shall not be obligated

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      to, prosecute, at its own expense, any infringement of the Patents, provided that Hormos may, at Hormos's expense, participate in any such litigation to the extent reasonably required to protect its rights.

      Any recovery of damages by Hormos for any such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of Hormos relating to the suit or settlement thereof, and the balance thereafter remaining from such recovery shall be treated as Net Sales to Hormos and Hormos shall pay a royalty to Orion as though such amount constituted Net Sales in the year of recovery for purposes of this Agreement. No settlement, or consent judgment, or other voluntary final disposition of the suit may be entered into without the consent of Orion, which consent shall not be unreasonably withheld or delayed.

      In the event that Orion undertakes the enforcement and/or defence of the Patents by litigation or settlement action, any recovery of damages by Orion shall be retained in full by Orion. Provided Hormos is not in breach of this Agreement and is current in reimbursing Orion for all costs and expenses, including reasonable attorney fees and legal costs, in connection with such litigation or action, no settlement, or consent judgment, or other voluntary final disposition of the suit, which may limit Hormos's rights hereunder may be entered into without the consent of Hormos, which consent shall not be unreasonably withheld or delayed.

      In the event any action in a court of competent jurisdiction alleging invalidity, unenforceability, or non-infringement of any of the Patents is brought against Hormos or Orion, Hormos shall, within thirty (30) days after commencement of such action, intervene and take over, at its sole responsibility and expense, the sole defence of the action to the extent such action concerns Hormos' herein agreed rights to Patents. If within thirty (30) days after having been notified of any such action, Hormos has not diligently initiated and pursued the defence against same or if Hormos notifies Orion at any time prior thereto of its intention not to so defend or pursue the defence, then Orion may, but shall not be obligated to so defend, at its own expense, against any such action, provided that Hormos may, at Hormos's expense, participate in any such litigation to the extent reasonably required to protect its rights.

      In any infringement suit that either Party may institute to enforce the Patents or in any declaratory judgment or other action alleging invalidity, unenforceability or non-infringement of any Patents brought against either Party, the other Party hereto agrees, at the request and expense of the Party initiating or defending the suit or action, to cooperate in all reasonable respects, including without limitation by exercising commercially reasonable efforts to have its employees testify when requested and to make available relevant records, papers, information samples, specimens, and the like.

5.    ROYALTIES

5.1

(a) In consideration for the rights and licenses granted to Hormos hereunder, and for Orion's other undertakings hereunder, Hormos agrees to pay a running royalty of **** (**** %) of all Net Sales of Products made by Hormos, any Affiliated Company of Hormos, and any third party sublicensee of Hormos or its Affiliated Company, to unaffiliated customers or purchasers, including but not limited to, HMO's, hospitals, pharmacies, clinics, physicians and others who sell and supply Product to patients.

      The royalty amount payable under this clause shall apply to Products covered by any pending

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      Patent Application as well as any issued Patents, subject to the terms of clause 5.2. below.

(b) Hormos shall be responsible for calculating and remitting to Orion all royalties payable on Net Sales made by Hormos, an Affiliated Company or a Hormos sublicensee, unless a separate written agreement is entered into between Hormos, Orion and an Affiliated Company or sublicensee with respect to such royalties being paid by such Affiliated Company or sublicensee directly to Orion.

5.2 In those countries where (a) no Triphenylethylenes Patent Applications are filed; or (b) where there has been a final rejection of all claims under Triphenylethylenes Patent Applications; or (c) where all issued Triphenylethylenes Patents have expired, or have been declared invalid and unenforceable by a court of competent jurisdiction; or (d) Orion has abandoned its Triphenylethylenes Patent Applications and Patents; or (e) Orion has assigned its Patent Applications and its Patents to any party other than Hormos, an Affiliated Company of Hormos, or an Affiliated Company of Orion, then the royalty amount referenced in 5.1. above shall thereafter be **** to **** percent (****%) of Net Sales made in or to such countries so affected during the Term of this Agreement. Such **** percent (****%) royalty is in consideration for the rights granted to Hormos to use the Orion Documentation and in consideration for Orion's other undertakings hereunder.

5.3 All royalty payments due under Clauses 5.1, and 5.2. shall be made within sixty (60) days of the end of each calendar year in respect of payments accruing on Net Sales made in that calendar year. The royalty payments shall be in full amount, less any taxes required by a government or governmental agency to be withheld therefrom; provided, however, that Orion shall have the right to first contest any such taxes and Hormos will, if requested, and at Orion's expense, provide reasonable assistance with respect to dealing with such matters, and in having appropriate certificates of tax payment or withholdings issued by relevant tax authorities.

5.4 All payments to Orion shall be made in Euros. In the event that conversion from any other currency is required in calculating a payment hereunder, the exchange rate used shall be the rate as published by the Bank of Finland and in effect on the last business day of the month just prior to the month in which payment is required to be made hereunder.

5.5 The royalty payments obligations of Hormos hereunder shall remain in effect for the Term of this Agreement.

5.6

(a) Hormos shall keep and maintain and require its Affiliated Companies and sublicensees to keep and maintain, complete and accurate records and books of account in sufficient detail and form so as to enable verification of royalties paid or payable hereunder. Such records and books of account shall be maintained for a period of no less than three (3) years following the royalty payment year to which they pertain. Hormos shall permit, and procure the permission to such records and books of account to be examined by Orion or a duly authorized representative of Orion to the extent necessary to verify the amount of royalties payable. Such examination shall be at Orion's expense and be done during the normal business hours and upon ten (10) days' prior written notice to Hormos.

(b) Hormos will also allow and arrange for Orion to audit Hormos, or any Hormos Affiliated Company's or sublicensees records for correctness of royalty payments and Net Sales, if requested, and at Orion's expense.

(c) Orion shall make any claim relating to the royalty for a given calendar year payable within three

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      (3) years after the end of such calendar year. Thereafter Orion shall be deemed to waive its rights. to demand any royalty relating to the Product(s) but only for such calendar year of accounting waived.

6.    MILESTONE PAYMENTS

6.1 In further consideration for the rights granted with regard to Osteoporosis Indication to Hormos and the undertakings by Orion hereunder, Hormos agrees to pay Orion:

(a)   A one time payment of **** U.S. dollars ****
      within thirty days after ************************************************
      *************************************************************************
      *************************************************************************
      *************************************************************************
      *************************************************************************
      *************************************************************************
      *************************************************************************
      *************************************************************************


(b)   A one time payment of **** U.S. dollars ****
      within thirty days of the ***********************************************
      *************************************************************************
      *************************************************************************
      *************************************************************************

6.2. In further consideration for the rights granted with regard to Atrophy Indication to Hormos and the undertakings by Orion hereunder, Hormos agrees to pay Orion:

(a)   A one time payment of **** EURO **** within thirty
      (30) days of the ****.

(b) A one time payment of **** EURO **** within two (2) years of the ****.

(c)   A one time payment of **** EUROS **** within thirty
      days after *************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************

6.3. In case Hormos and/or its Affiliated Companies or its or their sublicensees decide to develop Ospemifene for Cholesterol Indication, Hormos agrees to pay Orion further consideration for the rights granted with regard to Cholesterol Indications to Hormos and the undertakings by Orion hereunder

(a)   A one time payment of **** EURO ****
      within thirty days after ***********************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************

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      (b) A one time payment of **** EURO (****.-)
      within thirty days of the *******************************************
      *********************************************************************
      ******************************************************************
      ******************************************************************
      ****************

6.4 For the avoidance of doubt, under this Agreement, Hormos will be entitled to describe cholesterol lowering properties of Ospemifene in label text and pharmacological description other than as an Indication Claim, and to grant sublicenses with regard to this right subject to the terms and conditions of this Agreement, without any obligation to pay consideration to Orion in accordance of section 6.3, it being agreed that the foregoing shall not affect Hormos' obligation pay royalty pursuant to clause 5. Furthermore, Hormos shall be under no obligation whatsoever to develop Ospemifene for Cholesterol Indication.

6.5   All payments, once made, shall be non-refundable.

7.    COLLABORATION AND ORION'S RIGHT OF FIRST REFUSAL

7.1 Hormos and Orion may further collaborate on clinical development of Product(s), and/or evaluation and selection of suitable potential marketing and sales and/or manufacturing sublicensees for Hormos and Product(s) on such terms and conditions as may be separately agreed in writing from time to time, with the express understanding and agreement between the Parties that such collaboration, shall be subject to and conditioned by a mutually acceptable separate written agreement, if any, signed by duly authorized representatives of both Parties.

7.2 In consideration of Orion's presence and marketing capabilities in Scandinavia and the Baltic area, Hormos hereby grants, and shall cause its Affiliated Companies and sublicensees to grant, to Orion a right of first refusal (ROFR) to become the exclusive importer and marketing and sales distributor in Scandinavia (being defined as Finland, Sweden, Norway, Denmark and Iceland) and the Baltic area (being defined as Estonia, Lithuania, Latvia, and Russia) for each and every Product(s) that may eventually run through phase III clinical trials,

7.3   Orion's ROFR shall be exercised as follows:

7.3.1 Promptly after the phase III clinical results sufficient for the filing of an NDA for a Product are available and before said NDA in Europe for such Product is filed, Hormos will inform Orion on a confidential basis of its clinical program underway and provide Orion sufficient results and data to allow Orion to evaluate the clinical program and the scientific feasibility and commercial viability of Product concerned.

      Within ninety (90) days from the receipt of sufficient results and data, Orion will indicate to Hormos in writing whether it is interested in such Product(s) or not.

      If Orion has indicated its positive interest in the Product, then, not later than thirty (30) days after (I) Hormos has received from Orion in writing an indication of Orion's positive interest, or (II) the first NDA for such Product is filed by, or on behalf of Hormos, its Affiliated Company or a sublicensee of Hormos or its Affiliated Company in Europe under either the EMEA centralized procedure, or in any country of the EU under the Mutual Recognition procedure, whichever is later, Hormos shall make a written proposal under which Orion shall be offered the exclusive rights to market, sell and distribute the Product throughout Scandinavia and the Baltic area on commercially reasonable terms and conditions customary in the business ("Heads of Agreement").

7.3.2 However, if already after the evaluation of the first phase III clinical final results or at any stage after that before obtaining the sufficient data for filing the NDA, Hormos in its discretion considers to have sufficient data to prove the clinical profile of the Product, Hormos shall inform Orion on a confidential basis of its clinical program underway and provide Orion with sufficient results and data to allow Orion to evaluate the clinical data and scientific feasibility and commercial viability of Product concerned. Within ninety (90) days from the receipt of sufficient data and result, Orion shall inform Hormos in writing whether or not Orion considers having enough data to evaluate the clinical program and the scientific feasibility and commercial viability of Product concerned. If Orion has indicated that the data and results then available are insufficient for evaluating the clinical program and the scientific feasibility and commercial viability of Product concerned , then Hormos shall provide the results and data as agreed in section 7.3.1 above, it being agreed that Orion's rights under this clause 7.3.2 shall be without prejudice to its rights under clause 7.3.1 and a possible indication by Orion pursuant to this clause 7.3.2 that Orion considers the data and results presented to be insufficient to evaluate the clinical program and the scientific feasibility and commercial viability of Product concerned, shall not affect Orion's rights under clause 7.3.1.

      If Orion has indicated its positive interest in the Product, then, not later than thirty (30) days after receipt of such indicated interest, Hormos shall make a written proposal under which Orion shall be offered the exclusive rights to market, sell and distribute the Product throughout Scandinavia and the Baltic area on commercially reasonable terms and conditions customary in the business ("Heads of Agreement").

7.3.3 Within thirty (30) days from the receipt of the Heads of Agreement, pursuant to clause 7.3.1 or 7.3.2, Orion shall indicate to Hormos in writing whether or not it is interested in engaging in good faith negotiations for a commercially reasonable license agreement on the Product ("License Agreement"). If Orion indicates in writing that it is interested in engaging in good faith negotiation on an License Agreement based on the Heads of Agreement, then Orion and Hormos shall negotiate exclusively with each other the terms and conditions of a binding, commercially reasonable License Agreement under which Hormos would grant Orion the exclusive right to import, market distribute and sell the Product in Scandinavia and the Baltic Area. Such negotiations shall continue for up to one hundred and twenty (120) days after Hormos receives such notification from Orion (hereinafter referred to as "Negotiation Period"). If the Parties, despite conducting good faith negotiations, if any, are unable to or do not finalize and execute a binding License Agreement within the Negotiation Period, then Hormos shall have the right to offer such the right subject to Orion's ROFR to a third party.

      For the avoidance of doubt, Orion's ROFR shall apply on a Product by Product basis, it being understood that Orion's ROFR, and Hormos' Heads of Agreement, shall for each Product include the indications(s) being developed and/or registered as well as all possible future indications and line-extensions for such Product.

7.3.4 Hormos agrees to take into account, in good faith, Orion's earlier participation, contribution and investments in initially generating Orion Documentation when framing its Heads of Agreement, including the supply price of Product, to Orion and throughout the negotiations contemplated herein and in the License Agreement, if any.

7.3.5 Notwithstanding that the Parties may fail to enter into a License Agreement for a Product within the Negotiation Period, Orion shall, for a period of twenty four (24) months after (I) the expiration of the Negotiation Period, or (II) the first NDA for such Product is filed by, or on behalf of Hormos, its Affiliated Company or a sublicensee of Hormos or its Affiliated Company in Europe, whichever is later, have a continuing right of first refusal to obtain the exclusive license to commercialize such Product in the Scandinavia and Baltic area as follows:

      Hormos shall not offer or grant any more favorable financial terms to any third party for the Product marketing and distribution rights in the Scandinavia and Baltic area for a Product than were last offered to Orion, unless Orion is first offered the opportunity to consider and accept the same. Orion shall have thirty (30) days to accept or reject such offer by written notice to Hormos and failure to accept or reject within such period shall be deemed to be a waiver by Orion of its rights under this clause 7.3.5 with regard to the Product concerned only.

8.    PRIOR AGREEMENTS BETWEEN TESS AND ORION AND MUTUAL RELEASES

8.1 By the stipulation in Tess Agreement, The Chemistry Agreement between Tess and Orion was terminated and was thereafter of no force or effect.

8.2 Based on the Tess Agreement, Orion was released from any obligation to Tess under clause 3.1. of the Research Agreement between Tess and Orion dated January 1st 1996 including the invoice of January 30, 1997 for USD
      180.000 and any other amounts which might otherwise be owed under the Research Agreement, for which credit is hereby issued and is also released from all obligations under the Chemistry Agreement, between Tess and Orion dated March 1st 1996.

      By the stipulation in Tess Agreement Tess and Orion released and forever discharged each other from any and all claims, demands, causes of action, obligations, damages, liabilities of any nature whatsoever, whether or not now known, suspected or claimed, which either ever had, now has or may claim to have against the other, arising out of the Research Agreement or the Chemistry Agreement.

      Hormos recognizes on its behalf the mutual releases of Tess and Orion mentioned afore.

9.    SHARES TO THE TRIPHENYLETHYLENES INVENTION

9.1 As stated above, by means of written assignments and the laws of Finland, Orion has acquired all the rights, title and interests of Dr. ******, Dr. ******, Dr. ****** and Dr. ******, whereas Hormos has acquired all the rights, title and interests of Dr. ****** and Dr. ****** in the invention described in Triphenylethylenes Patent and any corresponding patent applications and any patents resulting therefrom.

      Hormos hereby warrants that it shall give its consent to the assignment of the rights of Dr. ****** to Orion with regard to Triphenylethylenes invention, if Dr. ****** and Orion will reach a written consensus of the terms and conditions of such an assignment, provided that Orion shall simultaneously grant Hormos equivalent rights as are the transferred from Dr. ****** without any additional costs. Any agreement between Dr. ****** and Orion shall be subject to separate written agreement between Orion and *****, if any, and Orion shall have no obligation, express or implied, to enter into any agreement with ******. ****** shall not be deemed an intended beneficiary hereunder.

10.   RIGHT TO EARLIER TERMINATION

10.1 Either of the Parties shall have the right without prejudice to any other rights or remedies or other relief available to it, to terminate this Agreement forthwith for cause by written notice to the Party in any of the following events:

(a) If the other Party becomes insolvent, is adjudged bankrupt applies for judicial or extra-judicial settlement with its, creditors, makes an assignment for the benefit of its creditors, voluntarily files for bankruptcy or has a receiver or trustee (or the like) in bankruptcy appointed by reason of its insolvency, or in the event an involuntary bankruptcy action is filed against the other Party and not dismissed within ninety (90) days, or if the other Party becomes the subject of liquidation or dissolution proceedings or otherwise discontinues business.

(b) If the other Party breaches any of the material terms or conditions of this Agreement and the defaulting Party shall fail to fully cure, or have taken appropriate action to cure such breach within thirty (30) days of receipt of written notice from the Party asserting the breach, except in the event of non-payment by Hormos of any royalties or other amounts payable to Orion hereunder, in which case the cure period shall be fifteen
      (15) days from Orion's written notice of payment delinquency.

(c) If the Product is not commercialized (launched) in the U.S.A., Germany, the United Kingdom and France before 31.12.2015, Orion has a right to terminate this Agreement with immediate effect.

(d) If Hormos, its Affiliated Company or sublicensee decides to discontinue permanently the development and/or registration of the Product for all indications, Hormos shall inform Orion in writing thereof within thirty
      (30) days from such decision, and Orion shall have the right to terminate this Agreement upon thirty (30) days prior written notice thereof to Hormos.

10.2 Termination or expiration of this Agreement, for whatever reason, shall be without prejudice to any rights, claims or obligations of either Party which may have accrued prior to, or become due at the date of such termination.

11.   FORCE MAJEURE

11.1 Neither Party shall be held in breach of this Agreement for any performance required of it to the other hereunder to the extent and for the duration of time the same is prevented in whole or in part by reason of force majeure.

11.2 The Party so affected shall give prompt written notice to the other Party of the nature and date of commencement of the force majeure and expected duration.

11.3 The Party so affected shall also use its reasonable efforts to avoid or remove the force majeure to the extent it is so able to do.

12.   SEVERABILITY OF CLAUSES

      In case one or more of the provisions contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed by limiting such invalid, illegal or unenforceable provision, or, if such is not possible, by deleting such provision from this Agreement.

13.   ASSIGNMENT

      This Agreement is deemed personal to Hormos and Orion. Therefore, neither Party shall, without the prior written consent of the other, assign this Agreement or any of its rights hereunder, nor delegate any of its duties or obligations hereunder without the prior written consent of the other, except that Orion and Hormos shall have the right to assign this Agreement, Patents or Patent Applications to any of their Affiliated Companies upon an undertaking by the assignee, in writing, to be bound by the terms of this Agreement. A party agrees not to unreasonably withhold its consent if such an assignment is contemplated in connection with the sale or merger by a Party of all or substantially all of its assets to a third party provided the non-assigning Party receives and accepts such written assurances of continued performance and commitments from the assignee under this Agreement as it may reasonably require prior to such an assignment becoming effective. Any assignment or delegation in derogation of this provision shall be deemed null and void.

14.   DISPUTE RESOLUTION

14.1 This Agreement is acknowledged to have been made in and shall be construed, governed, interpreted and applied in accordance with the laws of Finland, without giving effect to its conflict of laws provisions.

14.2 In the event of any controversy, claim, or dispute arising out of or relating to any provisions of this Agreement, the Parties shall try to settle those conflicts amicably between themselves within ninety (90) days of either Party's request for amicable settlement negotiations. Should the Parties fail to so settle then the matter in dispute shall be finally and exclusively settled by binding arbitration procedure.

      The Parties hereto hereby agree that all disputes arising out of or in connection with this Agreement (except those involving actions commenced by or involving third parties and affecting or involving only one of the other Parties to this Agreement), shall be finally and exclusively settled by arbitration under the Rules of the Arbitration of the Central Chamber of Commerce in Finland in accordance with said Rules and with such proceedings to be held in Helsinki, Finland in Finnish language.

      Judgement upon the award rendered by arbitration may be issued and enforced by any court having competent jurisdiction.

15.   TERM OF AGREEMENT

15.1 This Agreement shall commence as of the Date of Agreement first hereinabove entered and remain in effect for the Term, unless sooner terminated as provided herein.

15.2 This Agreement may also be earlier terminated or modified according to other provisions as set out herein.

16.   INDEPENDENT CONTRACTOR STATUS OF PARTIES

      Orion's and Hormos' status under the business arrangement established by this Agreement is solely that of independent contractors, not as partners, joint ventures or the like.

      Unless otherwise specifically agreed herein or to the extent specifically agreed by the Parties in a separate writing, neither Party has any authority whatsoever to act as an agent or representative of the other, nor has either any authority or power to contract, or create or assume any obligation or liability in the other's name, on behalf of the other or otherwise bind the other in any way for any purpose nor shall either Party hereto represent to any third parties it possesses any such authority to bind the other Party.

17.   REPRESENTATIONS AND WARRANTIES

17.1  Each Party hereby represents and warrants to the other Party as follows:

(a) It is a corporation duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation;

(b) It has the power and authority to execute and deliver this Agreement, and to perform its obligations hereunder;

(c) No authorization, consent or approval of any governmental authority or third party is required for the execution by it of this Agreement, and the execution of this Agreement will not violate any law, rule or regulation applicable to such Party.

17.2 Orion gives no warranties and makes no representation whatsoever, express or implied regarding the Orion Patent Rights or the validity thereof, or regarding the fitness, suitability or usefulness of any Orion Documentation or Confidential Information for any purpose whatsoever, or regarding any other matter, and any representation or warranty, express or implied, by or on behalf of Orion which is not set forth in writing herein, is expressly disclaimed. For the avoidance of doubt, Orion shall neither, itself or its Affiliated Companies, have any obligations to defend any Patents or Patents Applications, nor compensate for or indemnify, defend or hold harmless Hormos, Hormos' Affiliated Companies or Hormos' sublicensees or the sublicensees of Hormos' Affiliated Companies against any Claim , third party infringement claim or other claim.

      It is agreed by Hormos that it will solely assume all risk, responsibility, and liabilities with respect to the Product(s) (in whole and in part), Orion Patent Rights and Orion Documentation and use of Confidential Information, which are the subject matter of this Agreement and its activities under this Agreement (but not to the extent caused by Orion or its subsidiaries, affiliates or their respective directors, officers, employees, agents and shareholders). Hormos agrees to defend, indemnify and hold Orion, its subsidiaries and affiliates, and its and their directors, officers, employees, agents and shareholders (the "Orion Indemnitees") harmless from and against any and all third party claims, demands, costs, expenses, liabilities, damages law suits and other legal actions of any kind whatsoever (including without limitation for personal injury and/or death) arising out of Hormos', its Affiliates' and/or licensees' research, development and commercialization, manufacture or use by end-users of Products (including patent infringements and validity related actions to the extent same concern Hormos' herein agreed rights to Patents), , both during and after the Term of this Agreement, except to the extent caused by Orion's or any of its subsidiaries', affiliates' or their respective directors', officers', employees', agents' and shareholders' negligence or willful misconduct under, or breach of, this Agreement (a "Claim"). Hormos agrees to contractually require its Affiliated Companies and licensees to also so indemnify, defend and hold harmless each of the Orion Indemnitees.

      Orion agrees to defend, indemnify and hold Hormos, its subsidiaries and affiliates, and its and their directors, officers, employees, agents and shareholders (the "Hormos Indemnitees") harmless from and against any and all claims by third parties for costs, expenses and liabilities arising out of

      Orion's negligence or willful misconduct under, or breach of, this Agreement, except to the extent caused by Hormos, its subsidiaries, affiliates or licensees or their respective directors, officers, employees, agents and shareholders (a "Claim").

      In the event that either party is seeking indemnification under this Section (the "Indemnified Party"), it shall inform the other party (the "Indemnifying Party") of a Claim as soon as reasonably practicable after it receives notice of the Claim, shall permit the Indemnifying Party to assume direction and control of the defense of the Claim (including the right to settle the Claim solely for monetary consideration), and shall reasonably cooperate as requested in the defence and settlement of the Claim at the Indemnifying Party's expense. The Indemnified Party shall not voluntarily make any payment or incur any expense in connection with any claim or suit without the consent of the Indemnifying Party, provided that if the Indemnifying Party does not assume direction and control of the defence of the Claim, the Indemnified Party may assume direction and control of the defence of the Claim and, if successful, shall be reimbursed by the Indemnifying Party for reasonable costs, actually incurred, in connection with such defence.

      In no event shall either party be liable for or have any obligation to compensate or indemnify the other party, its Affiliated Companies or any of its or their licensees or any other third party (or any director, officer, employee, agent or shareholder of the foregoing) for any punitive, indirect or consequential damages claimed by such party, its Affiliated Companies or any of its or their sublicensees (or any director, officer, employee, agent or shareholder of the foregoing), including, but not limited to, any loss of opportunity, loss of use, loss or revenue or loss of profit, in connection with or arising out of or relating to this Agreement or any breach thereof.

18.   NON-WAIVER CLAUSE

      The failure by any Party at any time to enforce any of the terms or provisions or conditions of this Agreement or exercise any right hereunder shall not constitute a waiver of the same or affect that Party's rights thereafter to enforce or exercise the same.

      No waiver of any of the provisions of this Agreement shall be deemed binding unless executed in writing by the Party to be bound by it.

19.   MISCELLANEOUS

19.1 No amendment or modification of this Agreement will be deemed legally binding unless in writing and signed by duly authorized officers both Parties hereto.

19.2 This Agreement constitutes the entire Agreement of the Parties relating to the subject matter hereof, and all prior agreements, representations and understandings, are merged into and superseded hereby.

19.3 Any notices required or permitted under this Agreement shall be sent by prepaid registered mail, telex, or by telefax and shall be deemed delivered if sent to the following address of the respective parties or such other address as is furnished by such notice to the other party.

      Notices to Orion shall be sent to:     Orion Corporation
                                             P.O. Box 65
                                             FIN-02101 Espoo, Finland
                                             Telefax: 358 9 4293600
                                             Telex. 124721 orion fi
                                             (phone 3589 4291)

      Notices to Hormos shall be sent to:    Hormos Medical Corporation
                                             PharmaCity, Itainen Pitkakatu 4
                                             FIN-20520 Turku, Finland
                                             Telefax: 358 2 410 8001

19.4 This Agreement is executed in duplicate originals, one retained by each party hereto.

20.   HEADINGS

      The headings in this Agreement may not be used in the interpretation of any provisions hereof.

In witness hereof, the Parties hereto have executed this Agreement as, of the day and year first written above.

                                   SIGNATURES

                          ORION CORPRATION ORION PHARMA

Signatures        /s/ Timo Lappalainen         /s/ Hannu Wennonen
                  --------------------         -------------------

Name              Timo Lappalainen             Hannu Wennonen

Title             Senior Vice President        Director

Place and date    Espoo 31/10 2005             Espoo 31/10 2005

                           HORMOS MEDICAL CORPORATION

Signatures        /s/ Risto Lammintausta

Name              Risto Lammintausta

Title             Managing Director

Place and date    Turku 14/10 2005

                                                                      Appendix A

TITLE        ********

INVENTORS    **********
             **********

PRIORITY     ****

                              Filing date                                                  Exp.Date
Country                        dd.mm.yy                  Appln. No.        Patent no.      dd.mm.yy
****                          ****                      ****               ****           ****
****                          ****                      ****
****                          ****                      ****               ****           ****
****                          ****                      ****
****                          ****                      ****               ****           ****
****                          ****                      ****
****                          ****                      ****
****                          ****                      ****               ****           ****
****                          ****                      ****
****                          ****                      ****               ****           ****
****                          ****                      ****               ****           ****
****                          ****                      ****               ****           ****

The EPO Patent is registered in the following countries:

********
EP Publication No: *****

                                                                      Appendix B

TITLE               ******

INVENTORS           ************

PRIORITY            ******

STATUS ON THE DATE OF SIGNING THE AGREEMENT

                                FILING DATE
COUNTRY                          dd.mm.yy         APPL. NO         PATENT NO       EXP. DATE

****                               ****             ****              ****           ****
****                               ****             ****              ****           ****
****                               ****             ****              ****           ****
****                               ****             ****              ****           ****
****                               ****             ****              ****           ****
****                               ****             ****              ****           ****
****                               ****             ****              ****           ****

The EPO patent is registered in following countries:

********************************************************************************
********************************************************************************
********************************************************************************

EP Publication No: ******